As filed with the Securities and Exchange
                         Commission on March 19, 2013


                                                             File Nos.   2-48227
                                                                       811-02383

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 115               X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 93                       X


                       ALLIANCEBERNSTEIN BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York l0105
                    (Name and address of agent for service)

                          Copies of communications to:
                               KATHLEEN K. CLARKE
                              Seward & Kissel LLP
                               901 K Street, N.W.
                                   Suite 800
                              Washington, DC 20001

It is proposed that this filing will become effective (check appropriate box)


      |_|   immediately upon filing pursuant to paragraph (b)
      |X|   on March 19, 2013 pursuant to paragraph (b)
      |_|   60 days after filing pursuant to paragraph (a)(1)
      |_|   on (date) pursuant to paragraph (a)(1)
      |_|   75 days after filing pursuant to paragraph (a)(2)
      |_|   on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 115 relates solely to the Class 1, Class 2, Class A, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Government Reserves Portfolio. No information in the Registrant's Registration Statement relating to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Intermediate Bond Portfolio, the Class 1, Class 2, Class A, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Bond Inflation Strategy, the Class 1, Class 2, Class A, Class C and Advisor Class shares, as applicable, of the AllianceBernstein Municipal Bond Inflation Strategy, the Class 1, Class 2, Class A, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Real Asset Strategy, the Class A, Class C, Class R, Class K, Class I, Advisor Class shares, Class 1 and Class 2 shares, as applicable, of the AllianceBernstein International Bond Portfolio and the Class 1, Class 2, Class A, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Limited Duration High Income Portfolio is amended or superseded.

PROSPECTUS MARCH 19, 2013


AllianceBernstein Government Reserves Portfolio
(Shares Offered--Exchange Ticker Symbol)


(Class A; Class C; Class R; Class K; Class I; Advisor Class; Class 1-AGRXX; Class 2)












The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

                                     [LOGO]
                                       AB
                                   Bernstein
                            Global Wealth Management
                        A unit of AllianceBernstein L.P.

--------------------------------------------------------------------------------

INVESTMENT PRODUCTS OFFERED

----------------------------------
>  ARE NOT FDIC INSURED
>  MAY LOSE VALUE
>  ARE NOT BANK GUARANTEED
----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




                                                                          PAGE

SUMMARY INFORMATION......................................................   4

INVESTING IN THE FUND....................................................   7

   How to Buy Shares.....................................................   7

   The Different Share Class Expenses....................................   9

   Sales Charge Reduction Programs for Class A Shares....................  10

   CDSC Waivers and Other Programs.......................................  11

   Choosing a Share Class................................................  12

   Payments to Financial Advisors and Their Firms........................  13

   How to Exchange Shares................................................  14

   How to Sell or Redeem Shares..........................................  15

   Frequent Purchases and Redemptions of Fund Shares.....................  16

   How the Fund Values Its Shares........................................  16

MANAGEMENT OF THE FUND...................................................  17

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................  18

GENERAL INFORMATION......................................................  19

FINANCIAL HIGHLIGHTS.....................................................  20

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION............... A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GOVERNMENT RESERVES PORTFOLIO
--------------------------------------------------------------------------------


SHARES OF THE FUND ARE NOT AVAILABLE FOR PURCHASE PRIOR TO MAY 1, 2013.


INVESTMENT OBJECTIVE
The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Fund--Sales Charge Reduction Programs for Class A Shares on page 10 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 39 of the Fund's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                ADVISOR    CLASS R, K,
                                          CLASS A     CLASS C   CLASS       I, 1 AND 2
                                          SHARES      SHARES    SHARES      SHARES
--------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)       None       1.00%(a)    None        None
as a percentage of offering
price or redemption proceeds,
whichever is lower)
--------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                        ADVISOR
                               CLASS A      CLASS C     CLASS        CLASS R      CLASS K      CLASS I     CLASS 1    CLASS 2
--------------------------------------------------------------------------------------------------------------------------------

Management Fees                   .20%       .20%       .20%          .20%           .20%        .20%        .20%        .20%
Distribution and/or
Service (12b-1) Fees              .30%      1.00%       None          .50%           .25%        None        .10%        None
Other Expenses:
   Transfer Agent                   --       .02%         --          .26%           .20%        .12%         --          --
   Other Expenses                 .12%       .12%       .12%          .12%           .12%        .12%        .12%        .12%
                                --------   --------   --------      --------       --------     --------    --------    --------

Total Other Expenses (b)          .12%       .14%       .12%          .38%           .32%        .24%        .12%        .12%
                                --------   --------   --------      --------       --------    --------    --------    ---------

Total Annual Fund
Operating Expenses                .62%      1.34%       .32%         1.08%           .77%        .44%        .42%        .32%
                                ========   ========   ========      ========       ========     ========    ========    ========

Fee Waiver and/or
Expense
Reimbursement(c)                 (.23)%    (.25)%     (.13)%        (.49)%         (.43)%      (.25)%      (.23)%      (.13)%
                                --------   --------   --------      --------       --------    --------    --------    ---------
Total Annual Fund
Operating Expenses
After Fee Waiver and/or
Expense Reimbursement             .39%     1.09%       .19%          .59%           .34%        .19%        .19%        .19%
                                ========   ========   ========      ========       ========     ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------



(a) For Class C shares, the contingent deferred sales charge, or CDSC, is 0% after the first year.

(b) Total Other Expenses are based on estimated amounts for the current fiscal year.

(c) The Adviser has contractually agreed through May 1, 2014 to waive its fee and bear certain expenses incurred by Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares of the Fund so that total expenses (excluding interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs and the fees and expenses of registered investment companies or series thereof in which the Fund invests ("Acquired Funds") other than investment advisory fees of Acquired Funds for which the Adviser serves as investment adviser) do not exceed, on an annualized basis, 0.39%, 1.09%, 0.19%, 0.59%, 0.34%, 0.19%,
      0.19% and 0.19%, respectively, of average daily net assets.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver remains in effect as agreed upon. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                ADVISOR
                       CLASS A      CLASS C     CLASS       CLASS R    CLASS K   CLASS I   CLASS 1  CLASS 2
-----------------------------------------------------------------------------------------------------------
After 1 Year          $  463        $  111*    $  19      $   60     $   35     $  19    $  19    $  19


After 3 Years         $  570        $  374     $  76      $  244     $  158     $  89    $  87    $  76
-----------------------------------------------------------------------------------------------------------


* Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.

PRINCIPAL STRATEGIES:
The Fund is a "money market fund" that seeks to maintain a stable net asset value, or NAV, of $1.00 per share although there is no guarantee that the Fund will maintain a NAV of $1.00 per share.

The Fund invests at least 80% and normally substantially all of its net assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) ("U.S. Government securities"). This policy may not be changed without 60 days' prior written notice to shareholders. In addition, the following instruments will be considered U.S. government securities for purposes of this policy:

o repurchase agreements related to U.S. Government securities; and

o commitments to purchase U.S. Government securities on a when-issued basis.

As a money market fund, the Fund must meet the requirements of the Securities and Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict conditions on the investment quality, maturity, diversification and liquidity of the Fund's investments. Among other things, Rule 2a-7 requires that the Fund's investments have (i) a remaining maturity of no more than 397 days unless otherwise permitted by Rule 2a-7, (ii) a weighted average maturity that does not exceed 60 days, and (iii) a weighted average life that does not exceed 120 days. For purposes of calculating weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the life of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments. Rule 2a-7 imposes liquidity standards that require the Fund to hold at least 10% and 30% of its total assets in daily liquid assets and weekly liquid assets, respectively, as defined in Rule 2a-7. Rule 2a-7 also limits the Fund's investments in illiquid securities to 5% of its total assets.

PRINCIPAL RISKS:

o MONEY MARKET FUND RISK: Money market funds are sometimes unable to maintain a NAV at $1.00 per share and, as it is generally referred to, "break the buck". In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund's shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Fund could have a material adverse effect on the Fund's other shareholders. The Fund's NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk. Financial regulators continue to evaluate the rules governing money market funds, including Rule 2a-7. It is possible that regulatory changes could significantly impact the money market fund industry generally and, therefore, could affect the operation or performance of the Fund.

o INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Fund's investments in short-term securities. A decline in interest rates will affect the Fund's yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates on U.S. Government securities remain low for an extended period of time, the Fund may have difficulties in maintaining a positive yield, paying expenses out of Fund assets, or maintaining a stable $1.00 NAV.

o CREDIT RISK: Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund's investments include U.S. Government securities or related repurchase agreements, which have minimal credit risk compared to other investments.

o LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Fund from selling out of these securities at an advantageous time or price.

o MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible that you may lose money by investing in the Fund.

PERFORMANCE INFORMATION
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

                                            INITIAL                   SUBSEQUENT
--------------------------------------------------------------------------------

Class A/Class C Shares, including
traditional IRAs and Roth IRAs             $2,500                       $50
--------------------------------------------------------------------------------

Automatic Investment Program            No minimum                      $50
                                                              If initial minimum
                                                              investment is less
                                                              than $2,500, then
                                                              $200 monthly until
                                                              account balance
                                                              reaches $2,500
--------------------------------------------------------------------------------

Advisor Class Shares (only available
to fee-based programs or through
other limited arrangements)               None                        None
--------------------------------------------------------------------------------

Class  A,  Class  R,  Class K and
Class I shares are available at NAV,
without  an initial sales
charge, to 401(k) plans, 457 plans,
employer-sponsored 403(b)  plans,
profit-sharing and money purchase
pension plans, defined benefit
plans, and non-qualified deferred
compensation plans where plan level
or omnibus accounts are held on the
books of the Fund.                        None                        None
--------------------------------------------------------------------------------

Class 1 Shares (only available to
private clients of Sanford C. Bernstein
&  Co.  LLC,  and  the Bernstein Global
Wealth Management unit of the
Adviser ("Bernstein") and certain
institutional clients of the Adviser)   $100,000                      None
--------------------------------------------------------------------------------

Class 2 Shares (available to private
clients of Bernstein)                     None*                       None
--------------------------------------------------------------------------------

* Requires a private client to meet certain minimum requirements for assets under management with Bernstein.

You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION
The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information. Class 1 and Class 2 shares of the Fund are offered through the Adviser's private client channel and institutional channel and are generally not sold through intermediaries.

INVESTING IN THE FUND
--------------------------------------------------------------------------------


SHARES OF THE FUND ARE NOT AVAILABLE FOR PURCHASE PRIOR TO MAY 1, 2013.


This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Fund. The Fund offers eight classes of shares, each of which is offered in the Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.

HOW TO BUY SHARES
The purchase of the Fund's shares is priced at the next-determined NAV after your order is received in proper form.

CLASS A AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS You may purchase the Fund's Class A or Class C Shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an asset-based sales charge or CDSC as described below.

o     PURCHASE MINIMUMS AND MAXIMUMS

      MINIMUMS:*
      --Initial:            $  2,500
      --Subsequent:         $     50

* Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

     MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

     --Class A shares           None
     --Class C shares     $1,000,000

OTHER PURCHASE INFORMATION
Your broker or financial advisor must receive your purchase request by the Fund Closing Time, which is 1:30 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

TAX-DEFERRED ACCOUNTS
Class A shares are also available to the following tax-deferred arrangements:

      - Traditional and Roth IRAs (minimums listed in the table above apply);

      - SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

      -     AllianceBernstein-sponsored  Coverdell  Education  Savings  Accounts
            ($2,000   initial  investment  minimum,  $150  Automatic  Investment
            Program   monthly   minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

The Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

CLASS A, CLASS R, CLASS K AND CLASS I - SHARES AVAILABLE TO GROUP RETIREMENT
PLANS

Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows:

o Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

o Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

o Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

o Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and certain related group retirement plans described in the Fund's SAI. Class I shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in the Fund.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.


CLASS 1 AND CLASS 2 SHARES
Class 1 shares are generally sold only to the private clients ("Clients") of Bernstein by Bernstein registered representatives ("Bernstein Advisors") and certain institutional clients of the Adviser. The Adviser may permit certain larger investors who are not Clients or institutional clients of the Adviser to invest in Class 1 shares. The minimum initial investment for Class 1 Shares is $100,000. The Adviser reserves the right to waive the investment minimum on Class 1 Shares. There is no minimum amount for subsequent investments in the Fund although the Fund reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Fund in the shares of the Fund.


Class 2 shares are offered only to Clients who meet certain minimum requirements for assets under management with Bernstein. There is no minimum amount for initial or subsequent investments in the Fund although the Fund reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Fund in the shares of the Fund.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein that is invested solely in the Fund will be invested in the Fund without regard to the minimum investment requirement.

Generally, to purchase Class 1 or Class 2 shares, you must open a discretionary account through a Bernstein Advisor (unless you currently have an account with Bernstein) and pay for the requested shares. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Procedures relating to discretionary accounts are outlined in the Bernstein Investment Management Services and Policies brochure available on the Bernstein website at www.Bernstein.com. These procedures may not apply to certain institutional clients of the Adviser.

Payment may be made by wire transfer or check. All checks should be made payable to the Fund. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

REQUIRED INFORMATION
The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. The Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI or Bernstein may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12b-1) FEES

--------------------------------------------------------------------------------

                           WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The Fund has adopted a plan under Rule 12b-1 under the 1940 Act that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Fund's fee table included in the Summary Information section above.

--------------------------------------------------------------------------------

The amount of Rule 12b-1 and/or service fees for each class of the Fund's shares is:

                                               DISTRIBUTION AND/OR SERVICE
                                                 (RULE 12b-1) FEE (AS  A
                                                 PERCENTAGE OF AGGREGATE
                                                AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------

Class A                                                 0.30%
Class C                                                 1.00%
Advisor Class                                           None
Class R                                                 0.50%
Class K                                                 0.25%
Class I                                                 None
Class 1                                                 0.10%
Class 2                                                 None

CLASS A SHARES
You can purchase Class A shares for cash at NAV without an initial sales charge. Your investment will, however, be subject to a sales charge if you exchange your Class A shares for the Class A shares of other AllianceBernstein Mutual Funds with sales charges.

The initial sales charge you pay each time you purchase Class A shares upon exchange for the Class A shares of another AllianceBernstein Fund differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares. The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                                     INITIAL SALES CHARGE
                                                -------------------------------
                                                 AS % OF              AS % OF
                                               NET AMOUNT            OFFERING
AMOUNT PURCHASED                                INVESTED               PRICE
--------------------------------------------------------------------------------

Up to $100,000                                   4.44%                4.25%
$100,000 up to $250,000                          3.36                 3.25
$250,000 up to $500,000                          2.30                 2.25
$500,000 up to $1,000,000                        1.78                 1.75
$1,000,000 and above                             0.00                 0.00

Purchases of Class A shares in the amount of $1,000,000 or more will be subject to a CDSC of up to 1% if you redeem your shares within 1 year. The CDSC also will apply to any Class A shares purchased by exchange for Class A shares of another AllianceBernstein Mutual Fund that did not have an initial sales charge because the purchase was for $1,000,000 or more. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the Fund's Class A shares.

CLASS C SHARES
You can purchase Class C shares for cash at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

--------------------------------------------------------------------------------

                          HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

--------------------------------------------------------------------------------

ADVISOR CLASS SHARES, CLASS R, CLASS K, CLASS I, CLASS 1 AND CLASS 2 SHARES. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES OF OTHER ALLIANCEBERNSTEIN MUTUAL FUNDS THAT CHARGE AN INITIAL SALES CHARGE ("SALES CHARGE FUNDS") INTO WHICH YOU MAY EXCHANGE YOUR CLASS A SHARES OF THE FUND AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO THOSE SALES CHARGE FUNDS OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "AllianceBernstein Mutual Fund Investors--U.S." then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on BREAKPOINTS and other sales charge waivers is available in the applicable AllianceBernstein Mutual Fund's SAI.

To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in the Fund with the higher of cost or NAV of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of the Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

      - an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

      - a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

      -     the employee benefit plans of a single employer; or

      - any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, a Sales Charge Fund offers a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of that Sales Charge Fund or any AllianceBernstein Mutual Fund within 13 months. The Sales Charge Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a LETTER OF INTENT, the AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via the Combined Purchase Privilege toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Sales Charge Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Sales Charge Fund that the shareholder qualifies for a reduction. Without notification, the Sales Charge Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Sales Charge Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Sales Charge Fund or other Sales Charge Funds held in:

o all of the shareholder's accounts at the Sales Charge Fund or a financial intermediary; and

o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

OTHER PROGRAMS


Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM AND DIVIDEND DIRECTION PLAN. These additional programs are described below.


CDSC WAIVERS AND OTHER PROGRAMS

                        ------------------------------------------
                             Here  Are Some Ways To Avoid Or
                             Minimize Charges On Redemption.
                        ------------------------------------------
CDSC WAIVERS
The Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

o      permitted exchanges of shares;

o      following the death or disability of a shareholder;

o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2;

o if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

OTHER PROGRAMS

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by the Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).


AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of the Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more.




SALE IN-KIND
The Fund normally pays proceeds of a sale of Fund shares in cash. However, the Fund has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the SAI.

SYSTEMATIC WITHDRAWAL PLAN
The Fund offers a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Fund account would be free of a CDSC. The Class A and Class C shares held the longest would be redeemed first.

A systematic withdrawal plan for Class 1 and Class 2 shares enables shareholders to sell shares automatically at regular monthly intervals. In general, this systematic withdrawal plan is available only to shareholders who own shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Fund's discretion. For further information, call your Bernstein Advisor at (212) 486-5800.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:


      o     the amount you intend to invest;

      o     how long you expect to own shares;

      o     expenses associated with owning a particular class of shares;

      o whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a reduced sales charge on a subsequent exchange, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a longer-term investing time frame); and

      o whether a share class is available for purchase (Class R, K and I shares are only offered to group retirement plans, not individuals, and Class 1 and 2 shares are generally only available to Clients of Bernstein and certain institutional clients of the Adviser).


Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C, Advisor Class, Class 1 or Class 2 shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Fund's SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

--------------------------------------------------------------------------------

                       WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

--------------------------------------------------------------------------------

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

For Class A, Class C, Class R and Class K shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

--------------------------------------------------------------------------------

Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      -     upfront sales commissions;
      -     Rule 12b-1 fees;
      -     additional distribution support;
      -     defrayal of costs for educational seminars and training; and
      - payments related to providing shareholder recordkeeping and/or transfer agency services.

Please read this Prospectus carefully for information on this compensation.

--------------------------------------------------------------------------------

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2013, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $21 million. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support related to the AllianceBernstein Mutual Funds. \


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" in the Summary Information at the beginning of the Prospectus.

--------------------------------------------------------------------------------

IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUND, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

--------------------------------------------------------------------------------

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


   Advisor Group, Inc.
   Ameriprise Financial Services
   AXA Advisors
   Cadaret, Grant & Co.
   CCO Investment Services Corp.
   Chase Investment Services
   Citigroup Global Markets, Inc.
   Commonwealth Financial Network
   Donegal Securities
   Financial Network Investment Company
   LPL Financial
   Merrill Lynch
   Morgan Stanley
   Multi-Financial Securities Corporation
   Northwestern Mutual Investment Services
   PrimeVest Financial Services
   Raymond James
   RBC Wealth Management
   Robert W. Baird
   UBS Financial Services
   Wells Fargo Advisors


Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.


HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, including any applicable sales charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Fund may modify, restrict or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN Your financial intermediary or plan recordkeeper must receive your sales request by the Fund Closing Time and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND

BY MAIL:

o Send a signed letter of instruction or stock power, along with certificates, to:

       AllianceBernstein Investor Services, Inc.
       P.O. Box 786003
       San Antonio, TX 78278-6003

o      For  certified or overnight deliveries, send to:

       AllianceBernstein Investor  Services,  Inc.
       8000 IH 10 W, 4th floor
       San Antonio, TX  78230

o For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:

o You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

o ABIS must receive and confirm a telephone redemption request by the Fund Closing Time for you to receive that day's NAV, less any applicable CDSC.

o For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

o If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

o Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.

o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

AUTOMATIC SALE OF YOUR SHARES - FOR CLASS 1 AND CLASS 2 Under certain circumstances, Bernstein may redeem your Class 1 or Class 2 shares of the Fund without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000 in the case of Class 1 shares or less than $250,000 in the case of Class 2 shares, we may, on at least 60 days' prior written notice, sell your remaining Class 1 or Class 2 shares in the Fund and close your account. We will not close your account if you increase your account balance to $1,000 (for Class
1) or $250,000 (for Class 2) during the 60-day notice period.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. As a money market fund that seeks to maintain a constant NAV of $1.00 per share, the Fund is not an effective vehicle for short-term trading activity. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


HOW THE FUND VALUES ITS SHARES
The Fund's NAV, which is the price at which shares of the Fund are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Fund may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Fund) and calculating the NAV even on days that the Exchange is closed in the following circumstances:



      1)    The Federal Reserve System is open;

      2) The primary trading markets for the Fund's portfolio instruments are open; and

      3) The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Fund closes for business on that day.


To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
The Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2012 totaling approximately $430 billion (of which approximately $83 billion represented assets of investment companies). As of December 31, 2012, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 27 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 33 registered investment companies managed by the Adviser, comprising approximately 120 separate investment portfolios, had as of December 31, 2012, approximately 2.7 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund will pay the Adviser a fee at an annualized rate of .20% of the Fund's average daily net assets. The Adviser has contractually agreed through May 1, 2014 to waive its fee and bear certain expenses incurred by Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares of the Fund so that total expenses (excluding interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs and the fees and expenses of registered investment companies or series thereof in which the Fund invests ("Acquired Funds") other than investment advisory fees of Acquired Funds for which the Adviser serves as investment adviser) do not exceed, on an annualized basis, 0.39%, 1.09%, 0.19%, 0.59%, 0.34%, 0.19%, 0.19% and 0.19%, respectively, of average daily net assets.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Fund's net income is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income.

The Fund expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Fund's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any distributions attributable to long-term capital gains of the Fund may be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Fund will send tax information to shareholders stating the amount and type of all of its distributions for the year. The Fund is required to withhold 28% of taxable dividends, capital gains distributions, if any, and redemptions paid to shareholders who have not provided the Fund with their correct taxpayer identification number. To avoid this, a shareholder must provide a correct Tax Identification Number.

You are encouraged to consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer as permitted by federal securities law. The Fund reserves the right to close small accounts.

Transfer Agency Services. ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Portfolio Holdings. Detailed information about the Fund's portfolio holdings as of the last day of the most recent calendar month is posted on the Adviser's website at www.AllianceBernstein.com/abcom/Product_Center/3_Vehicle/MF/
MoneyMarkets/Exchange_Reserves.htm (click on "Fund Information", then "Money Market Holdings"). This information is updated within five business days after the end of each month and will remain available online for at least six months. The information provides a link to the Commission's website where the most recent 12 months of publicly available information filed by the Fund may be obtained. The Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Financial highlights information is not available because the Fund had not yet commenced operations as of the date of this Prospectus.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

A settlement agreement between the Adviser and the New York State Attorney General requires the Fund to include the following supplemental hypothetical investment information which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in this Prospectus about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund is the same as stated under "Financial Highlights". If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Investor Resources--Calculators--Mutual Funds--Hypothetical Fee and
Expense Calculator" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



--------------------------------------------------------------------------------
                      HYPOTHETICAL   INVESTMENT                 HYPOTHETICAL
       HYPOTHETICAL   PERFORMANCE      AFTER      HYPOTHETICAL     ENDING
YEAR    INVESTMENT      EARNINGS      RETURNS      EXPENSES*    INVESTMENT
--------------------------------------------------------------------------------
1      $10,000.00      $  500.00     $10,500.00   $   40.95      $10,459.05
2       10,459.05         522.95      10,982.00      112.02       10,869.98
3       10,869.98         543.50      11,413.48      116.42       11,297.06
4       11,297.06         564.85      11,861.91      120.99       11,740.92
5       11,740.92         587.05      12,327.97      125.75       12,202.22
6       12,202.22         610.11      12,812.33      130.69       12,681.64
7       12,681.64         634.08      13,315.72      135.82       13,179.90
8       13,179.90         659.00      13,838.90      141.16       13,697.74
9       13,697.74         684.89      14,382.63      146.70       14,235.93
10      14,235.93         711.80      14,947.73      152.47       14,795.26
--------------------------------------------------------------------------------
Cumulative             $6,018.23                  $1,222.97

*Expenses are net of any fee waiver or expense waiver for the first year per the Adviser's fee waiver agreement. Thereafter, the expense ratio reflects the Fund's operating expenses before fee waiver as reflected under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus.

For more information about the Fund, the following documents are available upon request:

o     STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the
Adviser:

BY MAIL:            AllianceBernstein Investor Services, Inc.
                    P.O. Box 786003
                    San Antonio, TX 78278-6003

BY PHONE:           For Information: (800) 221-5672
                    For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

o Call the Commission at 1-202-551-8090 for information on the operation of the Commission's Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Fund on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-02383

[LOGO]


ALLIANCEBERNSTEIN GOVERNMENT RESERVES PORTFOLIO
(Class A; Class C; Class R; Class K; Class I; Advisor Class;
Class 1--AGRXX; Class 2)


--------------------------------------------------------------------------------
c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                 March 19, 2013

--------------------------------------------------------------------------------

      This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus for AllianceBernstein Government Reserves Portfolio (the "Fund"), dated March 19, 2013, that offers Class A, Class C, Class R, Class K, Class I, Class 1, Class 2 and Advisor Class shares of the Fund (the "Prospectus"). Copies of the Prospectus may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.............................1
INVESTMENT RESTRICTIONS.....................................................6
MANAGEMENT OF THE FUND......................................................7
EXPENSES OF THE FUND.......................................................25
PURCHASE OF SHARES.........................................................27
REDEMPTION AND REPURCHASE OF SHARES........................................48
SHAREHOLDER SERVICES.......................................................51
DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE.........................53
TAXES......................................................................55
FUND TRANSACTIONS..........................................................55
GENERAL INFORMATION........................................................58
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM..................................................60


-------------------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

--------------------------------------------------------------------------------

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

--------------------------------------------------------------------------------

      The Fund is an open-end investment company. The investment objective of the Fund is maximum current income to the extent consistent with safety of principal and liquidity. As is true with all investment companies, there can be no assurance that the Fund's objective will be achieved. If a percentage investment is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from a change in the amount of the Fund's assets will not constitute a violation of that restriction.

      The Fund is a "money market fund" that seeks to maintain a stable net asset value, or NAV, of $1.00 per share. The Fund pursues its objective by maintaining a portfolio of high-quality U.S. Dollar-denominated money market securities. The Fund invests at least 80%, and normally substantially all, of its net assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) ("U.S. government securities"). This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of this policy the following securities will be considered U.S. government securities:

      o     repurchase agreements related to U.S. government securities; and

      o commitments to purchase U.S. government securities on a when-issued basis.

      The Fund invests in securities in accordance with Securities and Exchange Commission (the "SEC") Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, under Rule 2a-7, the Fund will invest in securities that at the time of investment have remaining maturities not exceeding 397 days. The Fund is subject under Rule 2a-7 to maturity limits. Currently, the maximum dollar-weighted average maturity of the Fund's investments is limited to 60 days or less and the dollar-weighted average life of the Fund's investments is limited to 120 days or less. For purposes of calculating weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the life of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments. The Fund is also subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets as defined in Rule 2a-7, determined at the time of acquisition of a security. Daily liquid assets are currently defined in Rule 2a-7 as cash, direct obligations of the U.S. government, or securities that will mature, or are subject to a demand feature that is exercisable, within one business day. The Fund must also hold at least 30% of its total assets in weekly liquid assets, which are defined the same way as daily liquid assets except that they must mature, or be subject to a demand feature that is exercisable, within five business days.

General
-------

      The Fund intends to comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the portfolio quality, maturity and diversification conditions imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

      Pursuant to Rule 2a-7, the Fund may invest only in U.S. Dollar-denominated securities that the Fund's investment adviser, AllianceBernstein L.P. (the "Adviser"), determines present minimal credit risk and that are, at the time of acquisition, "Eligible Securities", as that term is defined in Rule 2a-7. Generally, an Eligible Security is a security that has a remaining maturity of 397 days or less, unless otherwise permitted by Rule 2a-7. Under the SEC's guidance in a no-action letter dated August 19, 2010, the security must be rated, or issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any Requisite NRSROs, which are currently defined in Rule 2a-7 as nationally recognized statistical rating organizations ("NRSROs"). If only one NRSRO has issued a rating, that rating may be used. In addition, an Unrated Security, as defined in Rule 2a-7, may be an Eligible Security if the Adviser determines that it is of comparable quality to a Rated Security.

      Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Any Eligible Security that is a U.S. government security is also a first tier security. A security that has received the second highest rating by the Requisite NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7, the Fund may not invest more than five percent of its assets in first tier securities of any one issuer other than the U.S. government, its agencies and instrumentalities or repurchase agreements collateralized by the U.S. government securities subject to look-through treatment. Under Rule 2a-7, the Fund may not invest in a second tier security if (i) the security has a remaining maturity of greater than 45 calendar days, and (ii) immediately after the acquisition thereof, the Fund would have invested more than (A) 1/2 of one percent of its total assets in the second tier securities of any one issuer and (B) three percent of its total assets in second tier securities.

Fund Policies
-------------

      Except as otherwise provided, the investment objective and policies of the Fund are not designated "fundamental policies" within the meaning of the 1940 Act and may, therefore, be changed by the Board of Directors (the "Board") without a shareholder vote. However, the Fund will not change its investment objective without 60 days' prior written notice to shareholders.

      The Fund normally invests substantially all of its assets in marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto.

      The Fund's investments may include the following U.S. Government securities:

      1. U.S. Government Securities. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA") and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury and others are supported by the right of the issuer to borrow from the Treasury. Securities issued by the FHLMC and the FNMA were supported only by the credit of the agency or instrumentality, but since 2008 when these entities were placed in conservatorship, their securities are, in effect, supported by the full faith and credit of the U.S. Treasury. These securities are considered U.S. government securities for the purposes of Rule 2a-7 under the 1940 Act.

      2. Repurchase agreements that are fully collateralized. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a week later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate that is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers that are determined to be creditworthy by the Adviser. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement may not be greater than 397 days as currently required by Rule 2a-7. If a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. A repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully, as defined in Rule 2a-7. The Fund may only invest in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the U.S. Government, its agencies or instrumentalities.

Additional Investment Policies
------------------------------

      The following investment policies supplement those set forth above for the Fund.

Floating and Variable Rate Obligations
--------------------------------------

      The Fund may also purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

Illiquid Securities
-------------------

      Pursuant to Rule 2a-7, the Fund will not invest in illiquid securities if immediately after such investment more than 5% of the Fund's total assets would be invested in such securities. Under Rule 2a-7, an illiquid security is one that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value attributed to it by the Fund.

      Following the purchase of an illiquid security by the Fund, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of illiquid securities.

Investments in Other Investment Companies
-----------------------------------------

      The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

Loans of Portfolio Securities
-----------------------------

      The Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Fund's securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Fund in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

      The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities.

      The Fund will invest cash collateral in a money market fund that complies with Rule 2a-7 that has been approved by the Board and that is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

      The Fund will not have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

Reverse Repurchase Agreements
-----------------------------

      While the Fund has no plans to do so, it may also enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund does not currently intend to enter into such agreements.

When-Issued Securities
----------------------

      The Fund is permitted to purchase "when-issued" securities related to the types of securities in which it is permitted to invest. With respect to these securities, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Fund to the issuer and, thus, no interest accrues to the Fund from the transaction. When-issued securities may be sold prior to the settlement date. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its NAV. The Fund's investments in when-issued securities are subject to the risk of market fluctuations because the Fund agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.

General
-------

      While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, generally invests in the types summarized above. Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by efficiencies of scale. Also, the Fund may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Fund's investments may decrease during periods of rising interest rates and may increase during intervals of falling rates. These changes in value are usually smaller for short-term debt securities than for debt securities with longer maturities. In addition, if interest rates on U.S. government securities in which the Fund invests remain low for an extended period of time, the Fund may have difficulties in providing a positive yield, paying expenses out of Fund assets, or maintaining a stable $1.00 NAV.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

      The Fund has adopted the following fundamental investment policies, which may not be changed without approval by the vote of the majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (1) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

      As a matter of fundamental policy, the Fund:

      1. may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

---------------
(1) This limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

      2. may not issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to involve the issuance of a senior security;

      3. may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

      4. may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

      5. may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

      6. may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      As a fundamental policy, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

      o     Cash or cash items;
      o     Government securities;
      o     Securities of other investment companies; and
      o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.(2)

------------
(2) As a matter of operating policy, pursuant to Rule 2a-7, the Fund will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. This policy with respect to diversification would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets, in any one issuer only in the event Rule 2a-7 is amended in the future.


--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

The Adviser
-----------

      The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


      The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2012, totaling approximately $430 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.


      As of December 31, 2012, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:


          AXA and its subsidiaries                       61.0%
          AllianceBernstein Holding L.P.                 37.5
          Unaffiliated holders                            1.5
                                                   -----------------
                                                        100.0%
                                                   =================


      AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of December 31, 2012, AXA owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of Holding Units.

      AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 65.5% economic interest in the Adviser as of December 31, 2012.

Advisory Agreement and Expenses
-------------------------------

      The Adviser serves as investment manager and adviser to the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund's Board.

      Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Fund. Such officers and employees may be employees of the Adviser or its affiliates.

      The Adviser is, under the Fund's Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).


      The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Directors. Effective as of May 1, 2013 the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .20% of the Fund's average daily net assets. The Adviser has contractually agreed through May 1, 2014 to waive its fee and bear certain expenses incurred by Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares of the Fund so that total expenses (excluding interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs and the fees and expenses of registered investment companies or series thereof in which the Fund invests ("Acquired Funds") other than investment advisory fees of Acquired Funds for which the Adviser serves as investment adviser) do not exceed, on an annualized basis, 0.39%, 1.09%, 0.19%, 0.59%, 0.34%, 0.19%, 0.19% and 0.19%, respectively, of average daily net assets.

      The Advisory Agreement became effective May 1, 2013. The Advisory Agreement provides that it will continue in effect for two years from its effective date and thereafter from year to year provided that its continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of the Fund or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party.


      Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the Fund and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreement is terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of the Fund, by a vote of a majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

      Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Discovery Growth Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Risk Allocation Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios, and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc. and AllianceBernstein Multi-Manager Alternative Fund, all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AllianceBernstein Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc., are referred to collectively below as the "AllianceBernstein Funds".


Board of Directors Information
------------------------------

      Certain information concerning the Directors is set forth below.


                                                                      OTHER
                                                                      PUBLIC COMPANY
                             PRINCIPAL          PORTFOLIOS IN         DIRECTORSHIPS
                             OCCUPATION(S)      ALLIANCEBERNSTEIN     HELD BY
NAME, ADDRESS*, AGE AND      DURING PAST FIVE   FUND COMPLEX          TRUSTEE IN THE
(YEAR ELECTED**)             YEARS OR LONGER    OVERSEEN BY TRUSTEE   PAST FIVE YEARS
----------------------       ----------------   -------------------   ---------------

INDEPENDENT DIRECTORS

Chairman of the Board


William H. Foulk, Jr.,#,##   Investment Adviser        101              None
80                           and an Independent
(2012)                       Consultant since
                             prior to 2008.
                             Previously, he was
                             Senior Manager of
                             Barrett Associates,
                             Inc., a registered
                             investment adviser.
                             He was formerly
                             Deputy Comptroller
                             and Chief
                             Investment Officer
                             of the State of New
                             York and, prior
                             thereto, Chief
                             Investment Officer
                             of the New York
                             Bank for Savings.
                             He has served as a
                             director or trustee
                             of various
                             AllianceBernstein
                             Funds since 1983
                             and has been
                             Chairman of the
                             AllianceBernstein
                             Funds and of the
                             Independent
                             Directors Committee
                             of such Funds since
                             2003.

John H. Dobkin,#             Independent               101              None
71                           Consultant since
(2012)                       prior to 2008.
                             Formerly, President
                             of Save Venice,
                             Inc. (preservation
                             organization) from
                             2001-2002; Senior
                             Advisor from June
                             1999-June 2000 and
                             President of
                             Historic Hudson
                             Valley (historic
                             preservation) from
                             December 1989-May
                             1999.  Previously,
                             Director of the
                             National Academy of
                             Design. He has
                             served as a
                             director or trustee
                             of various
                             AllianceBernstein
                             Funds since 1992.

Michael J. Downey,#          Private Investor          101              Asia Pacific
69                           since prior to                             Fund, Inc. and
(2012)                       2008.  Formerly,                           The Merger Fund
                             managing partner of                        since prior to
                             Lexington Capital,                         2008 and
                             LLC (investment                            Prospect
                             advisory firm) from                        Acquisition
                             December 1997 until                        Corp.
                             December 2003.                             (financial
                             From 1987 until                            services) from
                             1993, Chairman and                         2007 until 2009
                             CEO of Prudential
                             Mutual Fund
                             Management,
                             director of the
                             Prudential mutual
                             funds, and member
                             of the Executive
                             Committee of
                             Prudential
                             Securities Inc.  He
                             has served as a
                             director or trustee
                             of the
                             AllianceBernstein
                             Funds since 2005.

D. James Guzy,#              Chairman of the           101              Cirrus Logic
77                           Board of PLX                               Corporation
(2012)                       Technology                                 (semi-conductors)
                             (semi-conductors)                          and PLX
                             and of SRC                                 Technology
                             Computers Inc.,                            (semi-conductors)
                             with which he has                          since prior to
                             been associated                            2008 and Intel
                             since prior to                             Corporation
                             2008.  He was a                            (semi-conductors)
                             Director of Intel                          until 2008
                             Corporation
                             (semi-conductors)
                             from 1969 until
                             2008, and served as
                             Chairman of the
                             Finance Committee
                             of such company for
                             several years until
                             May 2008.  He has
                             served as a
                             director or trustee
                             of one or more of
                             the
                             AllianceBernstein
                             Funds since 1982.

Nancy P. Jacklin,#           Professorial              101              None
64                           Lecturer at the
(2012)                       Johns Hopkins
                             School of Advanced
                             International
                             Studies since 2008.
                             Formerly, U.S.
                             Executive Director
                             of the
                             International
                             Monetary Fund
                             (December 2002-May
                             2006); Partner,
                             Clifford Chance
                             (1992-2002); Sector
                             Counsel,
                             International
                             Banking and
                             Finance, and
                             Associate General
                             Counsel, Citicorp
                             (1985-1992);
                             Assistant General
                             Counsel
                             (International),
                             Federal Reserve
                             Board of Governors
                             (1982-1985); and
                             Attorney Advisor,
                             U.S. Department of
                             the Treasury
                             (1973-1982).
                             Member of the Bar
                             of the District of
                             Columbia and New
                             York; member of the
                             Council on Foreign
                             Relations.  She has
                             served as a
                             director or trustee
                             of the
                             AllianceBernstein
                             Funds since 2006.

Garry L. Moody,#             Independent               101              None
61                           Consultant.
(2012)                       Formerly, Partner,
                             Deloitte & Touche
                             LLP (1995-2008)
                             where he held a
                             number of senior
                             positions,
                             including Vice
                             Chairman, and U.S.
                             and Global
                             Investment
                             Management Practice
                             Managing Partner;
                             President, Fidelity
                             Accounting and
                             Custody Services
                             Company
                             (1993-1995); and
                             Partner, Ernst &
                             Young LLP
                             (1975-1993), where
                             he served as the
                             National Director
                             of Mutual Fund Tax
                             Services.  He has
                             served as a
                             director or
                             trustee, and as
                             Chairman of the
                             Audit Committee, of
                             the
                             AllianceBernstein
                             Funds since 2008.

Marshall C. Turner, Jr.,#    Private Investor          101              Xilinx, Inc.
71                           since prior to                             (programmable
(2012)                       2008.  Interim CEO                         logic
                             of MEMC Electronic                         semi-conductors)
                             Materials, Inc.                            and MEMC
                             (semi-conductor and                        Electronic
                             solar cell                                 Materials, Inc.
                             substrates) from                           (semi-conductor
                             November 2008 until                        and solar cell
                             March 2009.  He was                        substrates)
                             Chairman and CEO of                        since prior to
                             Dupont Photomasks,                         2008
                             Inc. (components of
                             semi-conductor
                             manufacturing),
                             2003 - 2005, and
                             President and CEO,
                             2005 - 2006, after
                             the company was
                             acquired and
                             renamed Toppan
                             Photomasks, Inc.
                             He has served as a
                             director or trustee
                             of one or more of
                             the
                             AllianceBernstein
                             Funds since 1992.

Earl D. Weiner,#             Of Counsel, and           101              None
73                           Partner prior to
(2012)                       January 2007, of
                             the law firm
                             Sullivan & Cromwell
                             LLP and member of
                             ABA Federal
                             Regulation of
                             Securities
                             Committee Task
                             Force to draft
                             editions of the
                             Fund Director's
                             Guidebook.  He has
                             served as a
                             director or trustee
                             of the
                             AllianceBernstein
                             Funds since 2007
                             and is Chairman of
                             the Governance and
                             Nominating
                             Committee of the
                             Funds.

INTERESTED DIRECTOR

Robert M. Keith, +           Senior Vice               101              None
1345 Avenue of the Americas  President of the
New York, NY 10105           Adviser++ and head
52                           of AllianceBernstein
(2012)                       Investments, Inc.
                             ("ABI")++ since
                             July 2008; Director
                             of ABI and
                             President of the
                             AllianceBernstein
                             Mutual Funds.
                             Previously, he
                             served as Executive
                             Managing Director
                             of ABI from
                             December 2006 to
                             June 2008.  Prior
                             to joining ABI in
                             2006, Executive
                             Managing Director
                             of Bernstein Global
                             Wealth Management,
                             and prior thereto,
                             Senior Managing
                             Director and Global
                             Head of Client
                             Service and Sales
                             of the Adviser's
                             institutional
                             investment
                             management business
                             since 2004.  Prior
                             thereto, Managing
                             Director and Head
                             of North American
                             Client Service and
                             Sales in the
                             Adviser's
                             institutional
                             investment
                             management
                             business, with
                             which he had been
                             associated since
                             prior to 2004.




---------
*     The address for each of the Fund's Directors is c/o AllianceBernstein
      L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New
      York, NY 10105.
**    There is no stated term of office for the Fund's Directors.
#     Member of the Audit Committee, the Governance and Nominating Committee and
      the Independent Directors Committee.
##    Member of the Fair Value Pricing Committee.
+     Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the
      Investment Company Act of 1940, of the Fund due to his position as a
      Senior Vice President of the Adviser.
++    The Adviser and ABI are affiliates of the Fund.


      The business and affairs of the Fund are managed under the direction of the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.


      Experience, Skills, Attributes and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

      The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

      In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee of the Fund, is provided in the table above and in the next paragraph.

      Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibilities for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

      Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's Declaration of Fund and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

      An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

      Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

      Risk oversight forms part of the Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

      Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Fund's ability to manage risk is subject to substantial limitations.

      Board Committees. The Fund's Board has four standing committees -- an Audit Committee, Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, Governance and Nominating Committee, Fair Value Pricing Committee and Independent Directors Committee are identified above.

      None of these Committees have met in connection with the Fund because it has not yet commenced operations except the Independent Directors Committee met to approve the Advisory and Distribution Services Agreements for the Fund.

      The function of the Audit Committee is to assist the Directors in their oversight of the Fund's financial reporting process.

      The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board.


      The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.

      The Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.


      Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

      The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve as a Director. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

      The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

      The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Adviser's Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share.


      The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory, Distribution Services and Transfer Agency Agreements. The Independent Directors Committee met on February 5-6, 2013 to approve the Advisory and Distribution Services Agreements for the Fund.


      The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of funds in the AllianceBernstein Fund Complex owned by each Director are set forth below.

                                                        AGGREGATE DOLLAR
                               DOLLAR RANGE             RANGE OF EQUITY
                               OF EQUITY                SECURITIES IN THE
                               SECURITIES IN            ALLIANCEBERNSTEIN FUND
                               THE FUND AS OF           COMPLEX AS OF
                               DECEMBER 31, 2012        DECEMBER 31, 2012
                               -----------------        -----------------------

John H. Dobkin                     None                   Over $100,000
Michael J. Downey                  None                   Over $100,000
William H. Foulk, Jr.              None                   Over $100,000
D. James Guzy                      None                   Over $100,000
Nancy P. Jacklin                   None                   Over $100,000
Robert M. Keith                    None                        None
Garry L. Moody                     None                   Over $100,000
Marshall C. Turner, Jr.            None                   Over $100,000
Earl D. Weiner                     None                   Over $100,000


Officer Information
-------------------

      Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*            POSITION(S)              PRINCIPAL OCCUPATION
AND AGE                   HELD WITH FUND           DURING PAST 5 YEARS
--------------            ---------------          --------------------

Robert M. Keith,          President and Chief      See above.
52                        Executive Officer


Raymond J. Papera,        Senior Vice President    Senior Vice President of the
57                                                 Adviser,** with which he has
                                                   been associated since prior
                                                   to 2008.

Philip L. Kirstein,       Senior Vice President    Senior Vice President and
67                        and Independent          Independent Compliance
                          Compliance Officer       Officer of the
                                                   AllianceBernstein Funds,
                                                   with which he has been
                                                   associated since prior to
                                                   2008.  Prior thereto, he was
                                                   Of Counsel to Kirkpatrick &
                                                   Lockhart, LLP from October
                                                   2003 to October 2004, and
                                                   General Counsel of Merrill
                                                   Lynch Investment Managers,
                                                   L.P. since prior to March
                                                   2003.

Maria R. Cona,            Vice President           Vice President of the
58                                                 Adviser,** with which she
                                                   has been ssociated since
                                                   prior to 2008.

Edward Dombrowski,        Vice President           Vice President of the
35                                                 Adviser,** with which he has
                                                   been associated since prior
                                                   to 2008.

Emma Mathy,               Vice President           Associate Officer of the
26                                                 Adviser,** with which she
                                                   has been associated since
                                                   October 2010. Previously,
                                                   she was a Client Service
                                                   Representative at Morgan
                                                   Stanley with their U.S.
                                                   Listed Options group from
                                                   June 2009 to March 2010. She
                                                   was associated with the
                                                   Futures and Options Client
                                                   On-boarding at JP Morgan
                                                   Chase's Investment Bank from
                                                   March 2010 to October 2010.

Emilie D. Wrapp,          Secretary                Senior Vice President,
57                                                 Assistant General Counsel
                                                   and Assistant Secretary of
                                                   ABI,** with which she has
                                                   been associated since prior
                                                   to 2008.

Joseph J. Mantineo,       Treasurer and Chief      Senior Vice President of
53                        Financial Officer        ABIS,** with which he has
                                                   been associated since prior
                                                   to 2008.

Stephen M. Woetzel,       Controller               Vice President of ABIS,**
41                                                 with which he has been
                                                   associated since prior to
                                                   2008.


---------
* The address for the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    The Adviser, ABI and ABIS are affiliates of the Fund.


      The Fund does not pay any fees to, or reimburse expenses of its Directors who are considered "interested persons" of the Fund. The estimated aggregate compensation to be paid by the Fund to each of the Directors during its fiscal year ending April 30, 2014, the aggregate compensation paid to each of the Directors during calendar year 2012 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.



                                                                                     Total Number
                                                               Total Number          of Investment
                                                               of Investment         Portfolios
                                                               Companies in the      within the
                                                               AllianceBernstein     AllianceBernstein
                                          Total Compensation   Fund Complex,         Fund Complex,
                        Estimated         from the             Including the Fund,   Including the
                        Aggregate         AllianceBernstein    as to which the       Fund, as to which
Name of Director        Compensation      Fund Complex         Director is a         the Director is a
of the Fund             from the Fund*    Including the Fund   Director or Trustee   Director or Trustee
----------------        ---------------   -------------------  --------------------  --------------------
John H. Dobkin             $1,031            $252,000                31                    101
Michael J. Downey          $1,031            $252,000                31                    101
William H. Foulk, Jr.      $1,951            $477,000                31                    101
D. James Guzy              $1,031            $252,000                31                    101
Nancy P. Jacklin           $1,031            $252,000                31                    101
Robert M. Keith            $    0            $      0                31                    101
Garry L. Moody             $1,146            $280,000                31                    101
Marshall C. Turner, Jr.    $1,031            $252,000                31                    101
Earl D. Weiner             $1,105            $270,000                31                    101



---------------

* Estimated compensation that will be paid by the Fund during the fiscal period ending April 30, 2014.

      As March 7, 2013, the Directors and Officers of the Fund as a group owned less than 1% of the shares of the Fund.



Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

      As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

      Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

      Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

      Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Fund do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

      The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI the Fund's principal underwriter to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").

      In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

      The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

      The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the "Qualified Directors") and by a vote of the majority of the entire Board cast in person at a meeting called for that purpose.

      All material amendments to the Plan will become effective only upon approval as provided in the preceding paragraph and the Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected.


      The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities voting separately by class or by majority vote of the Qualified Directors, or (b) by ABI. To terminate the Plan or the Agreement, any party must give the other party 60 days' prior written notice, except that the Fund may terminate the Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of an assignment.


      In the event that the Plan is terminated by either party or not continued with respect to the Class A shares, Class C shares, Class R shares or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class, and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

      Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class C shares, and the distribution services fees on Class R shares and Class K shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

Transfer Agency Agreement
-------------------------

      ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas, 78230, receives a transfer agency fee per account holder of each of the Class A, Class C, Class R, Class K, Class I, Class 1, Class 2 and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class C shares is higher than the transfer agency fee with respect to the Class A shares, Class R shares, Class K shares, Class I shares and Advisor Class shares reflecting the additional costs associated with the Class C CDSCs.

      ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

      Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Fund". In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

      Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

      The following information supplements that set forth in your Prospectus under the heading "Investing in the Fund".

General
-------

      Shares of the Fund are offered on a continuous basis at a price equal to their NAV. Shares of the Fund are available to holders of shares of other AllianceBernstein Mutual Funds who wish to exchange their shares for shares of a money market fund and also may be purchased for cash.

Frequent Purchase and Sales of Fund Shares
------------------------------------------

      The Directors have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

      Risks Associated With Excessive Or Short-Term Trading Generally. Money market funds, such as the Fund, are generally not subject to short-term trading strategies. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of fund shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

      Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

      A shareholder engaging in short-term trading strategy may also target a fund that does not invest primarily in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

      Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund will seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund seeks to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

      o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

      The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange. In addition, the Fund reserves the right, on 60 days' written notice to modify, restrict or terminate the exchange privilege.

      A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Class A, Class C, Class R, Class K, Class I or Advisor Class shares made through such financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and had no control over, the decision of any financial intermediary to impose such differing requirements.

      If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Prospectus and this SAI. A transaction fee may be charged by your financial intermediary with respect to the purchase or sale of Advisor Class shares made through such financial intermediary.

      In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

      Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that (i) Class A and Class C shares bear the expense of their respective CDSCs, (ii) Class C and Class R shares bear the expense of a higher distribution services fee and higher transfer agency costs, and (iii) each of Class A, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law. Each class has different exchange privileges and certain different shareholder service options available.

Acquisitions by Exchange
------------------------

      An exchange is effected through the redemption of the AllianceBernstein Mutual Fund shares tendered for exchange and the purchase of shares of the Fund at NAV. A shareholder may exchange an investment in an AllianceBernstein Mutual Fund for shares of the same class of the Fund if the Fund offers shares of the same class. A shareholder exchanging shares of an AllianceBernstein Mutual Fund must give (i) proper instructions and any necessary supporting documents as described in such Fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, which normally takes up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of gain or loss for federal income tax purposes.

      Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., Eastern time, on a Fund business day. A Fund business day is each weekday exclusive of days the Exchange is closed for business. Telephone requests for exchanges received before the Fund Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

      Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instructions to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Purchases for Cash
------------------

      Shares of the Fund are offered on a continuous basis at a price equal to their NAV ("Class A shares"), without any initial sales charge, and, as long as the shares are held for a year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), to private clients ("Clients") of Sanford C. Bernstein & Co. LLC ("Bernstein") without any initial sales charge or CDSC (the "Class 1 shares"), to institutional clients of the Adviser and Bernstein Clients who have at least $3 million in fixed-income assets under management with Bernstein without any initial sales charge or CDSC (the "Class 2 shares"), or, to investors eligible to purchase Advisor class shares without any initial or asset-based sales charge or CDSC ("Advisor Class shares"), in each case described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI.

      Investors may purchase shares of the Fund through financial intermediaries. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares. Shares may also be sold in foreign countries where permissible. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

      The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV, which is expected to be constant at a $1.00 per share, although this is not guaranteed, next determined as described below. The applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a pre-arranged time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

      Following the initial purchase for cash of Fund shares, a shareholder may place orders to purchase additional shares for cash by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Fund Closing Time to receive that day's public offering price. Telephone purchase requests received after the Fund Closing Time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on the following day. Full and fractional shares are credited to a shareholder's account in the amount of his or her investment.

      The NAV of the Fund's shares is computed as of the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. For purposes of this computation, the securities in the Fund's portfolio are valued at their amortized cost value. For more information concerning the amortized cost method of valuation of securities, see "Daily Dividends--Determination of Net Asset Value."

      All shares purchased are confirmed to each shareholder and are credited to his or her account at NAV. The Fund reserves the right to reject any purchase order.

      Advisor Class shares of the Fund are offered to holders of Advisor Class shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase or redemption.

      The Directors have determined that currently no conflict of interest exists among the classes of shares of the Fund. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements
----------------------------------------

      Class A and Class C Shares. Class A and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor intends to subsequently exchange shares for shares of another AllianceBernstein Mutual Fund and other circumstances. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements -- Group Retirement Plans and Tax-Deferred Accounts", below. ABI will reject any order for more than $1,000,000 of Class C shares.

      Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because sales charges are deducted at the time Class A shares are exchanged for Class A shares of other AllianceBernstein Mutual Funds, investors not qualifying for reduced Class A sales charges who expect to exchange their shares for Class A shares of another AllianceBernstein Mutual Fund and to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that sales charges will be imposed at the time Class A shares are exchanged for Class A shares of other AllianceBernstein Mutual Funds.

      Other investors might determine, however, that it would be more advantageous to purchase Class C shares, although Class C Shares are subject to higher continuing distribution charges,and are subject to a CDSC for a one-year period. This might be true of investors who do not wish to pay sales charges on subsequent exchanges of shares or who prefer to have all of their funds invested initially.

Class A Shares
--------------

      The public offering price of Class A shares is their NAV. No sales charge is imposed on Class A shares at the time of purchase. If Class A shares of the Fund are purchased for cash and are exchanged for Class A shares of another AllianceBernstein Mutual Fund, the sales charge applicable to the other AllianceBernstein Mutual Fund will be assessed at the time of the exchange.

      With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge".

Class C Shares
--------------

      Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Contingent Deferred Sales Charge
--------------------------------

      Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements -- Group Retirement Plans and Tax-Deferred Accounts" below).

      In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because they were acquired upon the reinvestment of dividends or distributions) and, second, of shares held the longest during the time they are subject to the sales charge. The CDSC is applied to the lesser of the NAV at the time of redemption of the Class A shares being redeemed and the cost of such shares (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

      Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

      The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, or (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares - Systematic Withdrawal Program," below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available to a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary, or trustee, but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI, where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or, in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares
--------------

      Class R shares are available at NAV to group retirement plans that have plan assets of up to $10 million. Class R shares are also available to AllianceBernstein-sponsored group retirement plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class K shares and Class I shares and pay correspondingly lower dividends than Class K shares and Class I shares.

      Class R shares of the Fund are also offered to holders of Class R shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase or redemption.

Class K Shares
--------------

      Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares are also available to AllianceBernstein-sponsored group retirement plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

      Class K shares of the Fund are also offered to holders of Class K shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase or redemption.

Class I Shares
--------------

      Class I shares are available at NAV to group retirement plans that have plan assets in excess of $10 million and to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such plans has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

      Class I shares of the Fund are also offered to holders of Class I shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase or redemption.

Class 1 Shares
--------------

            Class 1 shares are sold only to the private clients ("Clients") of Bernstein by Bernstein registered representatives ("Bernstein Advisors") and certain institutional clients of the Adviser. The minimum initial investment for Class 1 Shares is $100,000.

Class 2 Shares
--------------

      Class 2 shares are offered only to institutional clients of the Adviser and Bernstein Clients who meet certain minimum requirements for assets under management with Bernstein after giving effect to their investment in the Fund. Class 2 shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C and Class 1 shares.

Advisor Class Shares
--------------------

      Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by "qualified State tuition programs" (within the meaning of Section 529 of the Code) approved by ABI, (iv) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, (v) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates or the spouse or domestic partner, sibling, direct ancestor or direct descendant of any such person; or any trust, IRA, or retirement plan account for the benefit of any such person, (vi) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates, and (vii) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own account through an omnibus account with the broker-dealer or other financial intermediary. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C, Class R or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
----------------------------------------------------------------------------


      The AllianceBernstein Mutual Funds offer distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

      Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million.

      Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

      Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

      Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

      Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

Choosing a Class of Shares for Group Retirement Plans
-----------------------------------------------------

      Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

      Currently, the Fund also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Because Class K shares have no CDSC or lower Rule 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

      In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments should weigh the following:

      o the lower Rule 12b-1 distribution fees (0.30%) with respect to Class A shares;

      o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

      Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

      The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

      Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund (or any other AllianceBernstein Mutual Fund) into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;
(ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

         Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Blended Style Series, Inc.
  -2000 Retirement Strategy
  -2005 Retirement Strategy
  -2010 Retirement Strategy
  -2015 Retirement Strategy
  -2020 Retirement Strategy
  -2025 Retirement Strategy
  -2030 Retirement Strategy
  -2035 Retirement Strategy
  -2040 Retirement Strategy
  -2045 Retirement Strategy
  -2050 Retirement Strategy
  -2055 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Bond Inflation Strategy
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein Limited Duration High Income Portfolio -AllianceBernstein Municipal Bond Inflation Strategy -AllianceBernstein Real Asset Strategy
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Dynamic All Market Fund
  -AllianceBernstein Emerging Markets Equity Portfolio -AllianceBernstein Emerging Markets Multi-Asset Portfolio -AllianceBernstein International Discovery Equity Portfolio -AllianceBernstein International Focus 40 Portfolio -AllianceBernstein Market Neutral Strategy - Global -AllianceBernstein Market Neutral Strategy - U.S. -AllianceBernstein Select US Equity Portfolio -AllianceBernstein Select US Long/Short Portfolio -AllianceBernstein Small Cap Growth Portfolio -AllianceBernstein U.S. Strategic Research Portfolio
AllianceBernstein Core Opportunities Fund, Inc. AllianceBernstein Discovery Growth Fund, Inc. AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -National Portfolio
  -New York Portfolio
  -AllianceBernstein High Income Municipal Portfolio AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Trust
  -AllianceBernstein Discovery Value Fund
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Unconstrained Bond Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Conservative Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Overlay A Portfolio
  -Overlay B Portfolio
  -Short Duration Portfolio
  -Tax-Aware Overlay A Portfolio
  -Tax-Aware Overlay B Portfolio
  -Tax-Aware Overlay C Portfolio
  -Tax Aware Overlay N Portfolio
  -Tax-Managed International Portfolio

      Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.AllianceBernstein.com.

      Cumulative Quantity Discount (Right of Accumulation). An investor's exchange of Class A shares of the Fund for Class A shares of another AllianceBernstein Mutual Fund qualify for a cumulative quantity discount from any applicable sales charge. The applicable sales charge will be based on the total of:

      (i)   the investor's current purchase;

      (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

      (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

      The sales charge you pay on each exchange of Class A shares will take into account your accumulated holdings in all class of shares of AllianceBernstein Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

      For example, if an investor owned shares of an AllianceBernstein Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, exchanged Class A shares of a Sales Charge Fund for Class A shares of another AllianceBernstein Mutual Fund worth an additional $100,000, the applicable sales charge for the $100,000 purchase would be the rate applicable to a single $300,000 purchase of shares of the other Fund, rather than the higher rate applicable to a $100,000 purchase.

      Letter of Intent. Class A investors of the Fund may also obtain the quantity discounts described under "Sales Charge Reduction Programs" by means of a written Letter of Intent, which expresses the investor's intention to invest, including through their exchange of Class A shares of the Fund, at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of any AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on that date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

      Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. The AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of an AllianceBernstein Mutual Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Sales Charge Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of that AllianceBernstein Mutual Fund or any other AllianceBernstein Mutual Fund, to qualify for a reduced initial sales charge on the total amount being invested (i.e. the initial sales charge applicable to an investment of $100,000).

      The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional AllianceBernstein Mutual Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

      Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of that AllianceBernstein Mutual Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of that AllianceBernstein Mutual Fund's SAI.



      Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

      In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

      Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

      General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

      Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

      Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

      Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

      CDSC Waiver for Class A Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder's account may be redeemed free of any CDSC.

      With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Automatic Sale
--------------


        Class 1 Shares. Under certain circumstances, Bernstein may redeem your Class 1 shares of the Fund without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60 days' prior written notice, sell your remaining Class 1 shares in the Fund and close your account. We will not close your account if you increase your account balance to $1,000 during the 60 day notice period.


        Class 2 Shares. Under certain circumstances, Bernstein may redeem your Class 2 shares of the Fund without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $250,000, we may, on at least 60 days' prior written notice, sell your remaining Class 2 shares in the Fund and close your account. We will not close your account if you increase your account balance to $250,000 during the 60 day notice period.

Payments to Financial Advisors and Their Firms
----------------------------------------------

      Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

      In the case of Class A shares, ABI may pay financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

      In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

      In the case of Class R and Class K shares up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

      In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

      Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      o     Rule 12b-1 fees;

      o     additional distribution support;

      o     defrayal of costs for educational seminars and training; and

      o payments related to providing shareholder record-keeping and/or transfer agency services.

      Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

      In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


      For 2013, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $21 million. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and education support related to the AllianceBernstein Mutual Funds.


      A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

      The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Fund Operating Expenses" in your Prospectus.

      If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

      Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

      ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

      Advisor Group, Inc.
      Ameriprise Financial Services
      AXA Advisors
      Cadaret, Grant & Co.
      CCO Investment Services Corp.
      Chase Investment Services
      Citigroup Global Markets, Inc.
      Commonwealth Financial Network
      Donegal Securities
      Financial Network Investment Company
      LPL Financial
      Merrill Lynch
      Morgan Stanley
      Multi-Financial Securities Corporation
      Northwestern Mutual Investment Services
      PrimeVest Financial Services
      Raymond James
      RBC Wealth Management
      Robert W. Baird
      UBS Financial Services
      Wells Fargo Advisors

      ABI expects that additional firms may be added to this list from time to time.

      Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

      The following information supplements that set forth in your Prospectus under the heading "Investing in the Fund". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

      Subject only to the limitations described below, the Fund will redeem shares tendered to it, as described below, at a redemption price equal to their NAV, which is expected to remain constant at $1.00 per share, following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

      The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

      Payment of the redemption price may be made either in cash or in portfolio securities (selected at the discretion of the Directors and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Directors believe that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. No interest will accrue on uncashed redemption checks.

      The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase and the income earned. Redemption proceeds on Class A shares and Class C shares will reflect the deduction of the CDSC, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, may result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

      To redeem shares for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

      To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

      Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time, on a Fund business day. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

      Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

      Telephone Redemption - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

      The Fund may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time on that day if received by ABI prior to its close of business on that day (normally 4:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 4:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 4:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Fund nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

      The Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.


--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

      The following information supplements that set forth in your Prospectus under the heading "Investing in the Fund". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

      Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------


      You may exchange your investment in a Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next-determined, including any applicable sales charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.


      Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption. When redemption occurs, the CDSC applicable to the shares of the AllianceBernstein Mutual Fund you originally purchased for cash is applied.

      Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

      All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

      Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

      Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4the Fund Closing Time, on a Fund business day. Telephone requests for exchange received before the Fund Closing Time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

      A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

      None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

      The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege. Also see, "General" above.

Statements and Reports
----------------------

      Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.



--------------------------------------------------------------------------------

               DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

      All net income of the Fund is determined after the Fund Closing Time on each Fund business day (and at such other times as the Directors may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

      Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in NAV and are not included in net income. NAV per share of each class is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

      Dividends paid by the Fund, with respect to Class A, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class C shares, will be borne exclusively by the class to which they relate.

      The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

      The Fund maintains procedures designed to maintain its share price at $1.00. Such procedures include review of the Fund's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the NAV of the Fund calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. There can be no assurance, however, that the Fund's NAV per share will remain constant at $1.00.



      The NAV of the shares of the Fund is determined at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and on such other days as the Directors deem appropriate or necessary in order to comply with Rule 22c-1 of the 1940 Act. Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Fund may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Fund) and calculating the NAV even on days that the Exchange is closed in the following circumstances:

      1)    The Federal Reserve system is open;
      2) The primary trading markets for the Fund's portfolio instruments are open; and
      3) The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Fund closes for business on that day.


      The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

      The assets attributable to the Class A shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                                     TAXES

--------------------------------------------------------------------------------

      The Fund has qualified to date and intends to qualify in each future year to be taxed as a regulated investment company under the Code, and as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.


      For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law. Furthermore, since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for non-corporate shareholders none of the Fund's distributions will be treated as "qualified dividend income" taxable at the rates applicable to long-term capital gains.


--------------------------------------------------------------------------------

                               FUND TRANSACTIONS

--------------------------------------------------------------------------------

      Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

      Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and NAV of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

      The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser, in its discretion, purchases and sells securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

Disclosure of Portfolio Holdings
--------------------------------

      The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of its portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

      The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about its portfolio holdings on a selective basis.

      The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. Effective October 7, 2010, Rule 2a-7 requires the Fund to post monthly a schedule of investments as of the last day of the preceding month on the Adviser's website (www.AllianceBernstein.com). The posted information is required to include dollar-weighted average portfolio maturity and, for each security, the name of the issuer, the category of investment, the CUSIP number, the principal amount, the maturity date, coupon and yield, and amortized cost value.

      The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, (ii) to facilitate the review of the Fund by rating agencies, (iii) for the purpose of due diligence regarding a merger or acquisition, or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings to individual or institutional investors in the Fund or to intermediaries that distribute the Fund's shares without making such information public as described herein. Information may be disclosed with any frequency and any lag, as appropriate.

      Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

      The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

      In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

The Fund
--------

      The Fund is a series of AllianceBernstein Bond Fund, Inc., a Maryland corporation. The Fund was organized in 2012 under the name "AllianceBernstein Government Reserves Portfolio".

      The Fund has an unlimited number of authorized Class A, Class C, Class R, Class K, Class I, Class 1, Class 2 and Advisor Class shares of beneficial interest par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Shares of each class participate equally in dividends and distributions from that class, including any distributions in the event of a liquidation except that each class bears its own transfer agency expenses, each of Class A, Class C, Class R and Class K shares bears its own distribution expenses. Shares of the Fund are normally entitled to one vote for all purposes. Generally, shares of the Fund vote as a single series for the election of Directors and on any other matter affecting the Fund. As to matters affecting a class differently, such as approval of the Rule 12b-1 plan, each class votes separately. Shareholder meetings will be held only when required by federal or state law.

Registrar, Transfer Agent and Dividend Disbursing Agent
-------------------------------------------------------

      ABIS, an indirect wholly-owned subsidiary of the Adviser, located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Fund's registrar, transfer agent and dividend disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund.

Custodian and Accounting Agent
------------------------------

      State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

      ABI, 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, serves as the Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of the Fund. ABI is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and ABI, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Independent Registered Public Accounting Firm
---------------------------------------------

      The Fund's independent registered public accounting firm is Ernst & Young LLP, 5 Times Square, New York, New York 10036.

Counsel
-------

      Legal matters in connection with the issuance of the shares offered hereby have been passed upon by Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004.



Proxy Voting and Procedures
---------------------------

      Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

      Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                       FINANCIAL STATEMENTS AND REPORT OF
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


      The financial statements of the Fund are not available because the Fund has not yet commenced operations.

--------------------------------------------------------------------------------

                                  APPENDIX A:

                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.    Introduction

      As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment ("RI Policy") is attached to this Statement as an Exhibit.

      We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    Proxy Policies

      Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

      2.1.  Corporate Governance

            We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

      2.2.  Elections of Directors

            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

      2.3.  Appointment of Auditors

            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

      2.4.  Changes in Legal and Capital Structure

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

      2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

      2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

      2.8.  Executive Compensation

            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed
            2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

      2.9.  ESG

            We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

            Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.    Proxy Voting Procedures

      3.1.  Proxy Voting Committees

            Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of environmental, social and governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

            Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

            It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

      3.2.  Engagement

            In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

            Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

      3.3.  Conflicts of Interest

            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

      3.4.  Proxies of Certain Non-U.S. Issuers

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

      3.5.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

      3.6.  Proxy Voting Records

            You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

                                                                        Exhibit

                         Statement of Policy Regarding
                             Responsible Investment
                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment

1. Introduction

AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Nicholas Davidson: SVP-Value, London
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
Christopher Kotowicz: VP-Growth, Chicago
David Lesser: VP-Legal, New York
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
Guy Prochilo: SVP-Institutional Investments, New York
Nitish Sharma: VP-Institutional Investments, Australia
Liz Smith: SVP-Institutional Investments, New York
Chris Toub: SVP-Equities, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands

                                     PART C
                               OTHER INFORMATION

ITEM 28.    EXHIBITS:

      (a)   (1)   Articles of Amendment and Restatement to Articles of
                  Incorporation of the Registrant dated, February 1, 2006 and filed February 23, 2006 - Incorporated by reference to Exhibit
                  (a) to Post-Effective Amendment No. 87 of the Registrant's
                  Registration Statement on Form N-1A (File Nos. 2-48227 and
                  811-02383), filed with the Securities and Exchange Commission on January 31, 2007.

            (2) Articles of Amendment to Articles of Incorporation of the Registrant, dated November 2, 2007 and filed June 18, 2008 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 89 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 28, 2009.

            (3) Articles Supplementary to Articles of Incorporation of the Registrant, dated November 30, 2009 and filed December 3, 2009
                  - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 92 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 21, 2009.

            (4) Articles Supplementary to Articles of Incorporation of the Registrant, dated December 17, 2009 and filed December 21, 2009 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 95 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 26, 2010.

            (5) Articles of Amendment to Articles of Incorporation of the Registrant, dated September 22, 2010 and filed September 22, 2010 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 99 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 28, 2011.

            (6) Articles Supplementary to Articles of Incorporation of the Registrant, dated September 21, 2011 and filed September 21, 2011 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 103 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on September 23, 2011.


            (7) Articles Supplementary to Articles of Incorporation of the Registrant, dated January 6, 2012 and filed January 12, 2012 - Filed herewith.

            (8) Articles Supplementary to Articles of Incorporation, dated March 5, 2013 and filed March 6, 2013 - Filed herewith.


      (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits of the Registrant's Semi-Annual Report on Form NSAR-A (File No. 811-02383), filed with the Securities and Exchange Commission on May 30, 2006.

      (c)   Not applicable.


      (d) Investment Advisory Contract between the Registrant and AllianceBernstein L.P., dated July 22, 1992, as amended December 29, 1992, July 1, 1999, September 7, 2004, June 14, 2006, December 16,
            2009, February 4, 2010, December 7, 2011 and May 1, 2013 - Filed herewith.


      (e)   (1)   Distribution Services Agreement between the Registrant and
                  AllianceBernstein Investments, Inc. (formerly known as
                  Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 65 of the
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  2-48227 and 811-02383), filed with the Securities and Exchange
                  Commission on October 31, 1997.

            (2) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 31, 1996.

            (3) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 81 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 29, 2003.

            (4) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(4) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2005.

            (5) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2007.

            (6) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (7) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit
                  (e)(6) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2005.

            (8) Selected Dealer Agreement between Alliance Bernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (9) Loading Fund Operating Agreement between Alliance Bernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1-A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (10) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (11) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc.
                  - Incorporated by reference to Exhibit (e)(11) to Post-Effective Amendment No. 92 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 18, 2009.

      (f)   Not applicable.

      (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

      (h)   (1)   Transfer Agency Agreement between Registrant and
                  AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File
                  Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 31, 1997.

            (2) Form of Amendment to Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2007.

            (3) Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to Quality Bond Portfolio - Incorporated by reference to Exhibit (h)(2) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2005.


            (4) Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AllianceBernstein Government Reserves Portfolio - Filed herewith.


      (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.


      (j)   Consent of Independent Public Accounting Firm - Not applicable.


      (k)   Not applicable.

      (l)   Not applicable.

      (m)   Rule 12b-1 Plan - See Exhibit (e)(1) above.


      (n) Amended and Restated Rule 18f-3 Plan, dated November 6, 2012 - Filed herewith.


      (p)   (1)   Code of Ethics for the Fund - Incorporated by reference to
                  Exhibit (p)(1) to Post-Effective Amendment No. 74 of the
                  Registration Statement on Form N-1A of the Registrant (File
                  Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 6, 2000.

            (2) Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 105 of the Registrant's Registration Statement on Form N-1A of the Registrant (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 7, 2011.

      Other Exhibits:


            Powers of Attorney for: John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.


ITEM 29.    Persons Controlled by or under Common Control with the Fund.

            None.

ITEM 30.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, Article IX of the Registrant's Amended and Restated By-laws filed as Exhibit (b) and
            Section 10(a) of the Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below.

            The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, as set forth below. The Investment Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (d) as set forth below.

ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION READS AS FOLLOWS:

            (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

            (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

            (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

            (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX OF THE REGISTRANT'S AMENDED AND RESTATED BYLAWS READS AS FOLLOWS:

      To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

      Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 10(a) of the Distribution Services Agreement reads as follows:

            Section 10. Indemnification.

                  (a) The Fund agrees to indemnify, defend and hold the
            Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless form and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statements of a material fact contained in the Fund's Registration Statement or Prospectus or Statement of Additional Information in effect from time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that in no event shall anything therein contained by so construed as to protect the Underwriter against any liability to the Fund or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriter's reckless disregard of its obligations and duties under this agreement. The Fund's agreement to indemnify the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Fund at its principal office in New York, New York, and sent to the Fund by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify the Fund of the commencement of any such action shall not relieve the Fund from any liability which it may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this Section 10. The Fund will be entitled to assume the defense of any such suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Fund and approved by the Underwriter. In the event the Fund does elect to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Fund does not elect to assume the defense of any such suit, or in case the Underwriter does not approve of counsel chosen by the Fund, the Fund will reimburse the Underwriter or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Underwriter or such persons. The indemnification agreement contained in this Section 10 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of any of the Fund's shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Fund agrees promptly to notify the Underwriter of the commencement of any litigation or proceeding against the Fund in connection with the issue and sale of any of its shares.

Section 4 of the Investment Advisory Contract reads as follows:

            4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                  The foregoing summaries are qualified by the entire text of
            Registrant's Articles of Amendment and Restatement of Articles of Incorporation, Amended and Restated By-laws, the Investment Advisory Contract between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. ("ABI").

                  Insofar as indemnification for liabilities arising under the
            Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                  The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Investment Adviser.

ITEM 31.    Business and Other Connections of Investment Adviser.

            The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 32.    Principal Underwriters

      (a) ABI is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

            AllianceBernstein Blended Style Series, Inc.
            AllianceBernstein Cap Fund, Inc.
            AllianceBernstein Core Opportunities Fund, Inc.
            AllianceBernstein Corporate Shares
            AllianceBernstein Discovery Growth Fund, Inc.
            AllianceBernstein Equity Income Fund, Inc.
            AllianceBernstein Exchange Reserves
            AllianceBernstein Fixed-Income Shares, Inc.
            AllianceBernstein Global Bond Fund, Inc.
            AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc.
            AllianceBernstein Global Thematic Growth Fund, Inc.
            AllianceBernstein Growth and Income Fund, Inc.
            AllianceBernstein High Income Fund, Inc.
            AllianceBernstein Institutional Funds, Inc.
            AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
            AllianceBernstein International Growth Fund, Inc.
            AllianceBernstein Large Cap Growth Fund, Inc.
            AllianceBernstein Municipal Income Fund, Inc.
            AllianceBernstein Municipal Income Fund II
            AllianceBernstein Short Duration Portfolio(1)
            AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
            AllianceBernstein Unconstrained Bond Fund, Inc.
            AllianceBernstein Variable Products Series Fund, Inc.
            Sanford C. Bernstein Fund II, Inc.
            The AllianceBernstein Pooling Portfolios
            The AllianceBernstein Portfolios

      (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

--------
(1)   This is a retail Portfolio of Sanford C. Bernstein Fund, Inc.

                             POSITIONS AND               POSITIONS AND
                             OFFICES WITH                OFFICES WITH
NAME                         UNDERWRITER                 REGISTRANT
----                         -----------                 ----------

Directors
---------

Robert M. Keith              Director and President      President and Chief
                                                         Executive Officer

Mark R. Manley               Director and Secretary

Officers
--------

Emilie D. Wrapp              Senior Vice President,      Secretary
                             Assistant General Counsel
                             and Assistant Secretary

Laurence H. Bertan           Senior Vice President and
                             Assistant Secretary

Peter G. Callahan            Senior Vice President

Kevin T. Cannon              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

John C. Endahl               Senior Vice President

Adam E. Engelhardt           Senior Vice President

John Edward English          Senior Vice President

Daniel Ennis                 Senior Vice President

Edward J. Farrell            Senior Vice President and
                             Controller

Mark A. Gessner              Senior Vice President

Kenneth L. Haman             Senior Vice President

Michael S. Hart              Senior Vice President

Joseph P. Healy              Senior Vice President

Harold Hughes                Senior Vice President

Scott Hutton                 Senior Vice President

Ajai M. Kaul                 Senior Vice President

Hiroshi Kimura               Senior Vice President

Georg Kyd-Rebenburg          Senior Vice President

Eric L. Levinson             Senior Vice President

James M. Liptrot             Senior Vice President and
                             Assistant Controller

William Marsalise            Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

John J. O'Connor             Senior Vice President

Suchet Padhye (Pandurang)    Senior Vice President

Guy Prochilo                 Senior Vice President

John D. Prosperi             Senior Vice President

Miguel A. Rozensztroch       Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Elizabeth M. Smith           Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

Christian G. Wilson          Senior Vice President

Derek Yung                   Senior Vice President

Aimee K. Alati               Vice President

Constantin L. Andreae        Vice President

DeAnna D. Beedy              Vice President

Christopher M. Berenbroick   Vice President

Chris Boeker                 Vice President

Brandon W. Born              Vice President

James J. Bracken             Vice President

Robert A. Brazofsky          Vice President

Richard A. Brink             Vice President

Shaun D. Bromley             Vice President

Brian Buehring               Vice President

Michael A. Capella           Vice President

Laura A. Channell            Vice President

Mikhail Cheskis              Vice President

Nelson Kin Hung Chow         Vice President

Flora Chuang                 Vice President

Peter T. Collins             Vice President

Dwight P. Cornell            Vice President

Robert A. Craft              Vice President

Silvio Cruz                  Vice President

Kevin M. Dausch              Vice President

Giuliano De Marchi           Vice President

Christine M. Dehil           Vice President

Marc J. Della Pia            Vice President

Patrick R. Denis             Vice President

Ralph A. DiMeglio            Vice President

Joseph T. Dominguez          Vice President

Barbara Anne Donovan         Vice President

Robert Dryzgula              Vice President

Arend J. Elston              Vice President

Gregory M. Erwinski          Vice President

Michael J. Ferraro           Vice President

Andrew H. Fischer            Vice President

Susan A. Flanagan            Vice President

Robert K. Forrester          Vice President

Yuko Funato                  Vice President

Kevin T. Gang                Vice President

Mark C. Glatley              Vice President

Stefanie M. Gonzalez         Vice President

Kimberly A. Collins Gorab    Vice President

Tetsuya Hada                 Vice President

Brian P. Hanna               Vice President

Kenneth Handler              Vice President

Terry L. Harris              Vice President

Olivier Herson               Vice President

Lia A. Horii                 Vice President

Eric S. Indovina             Vice President

Tina Kao                     Vice President

Jang Joong Kim               Vice President

Scott M. Krauthamer          Vice President

Stephen J. Laffey            Vice President and          Assistant Secretary
                             Counsel

Edward G. Lamsback           Vice President

Christopher J. Larkin        Vice President

Chang Hyun Lee               Vice President

Ginnie Li                    Vice President

Jonathan M. Liang            Vice President

Karen (Yeow Ping) Lim        Vice President

Darren L. Luckfield          Vice President

Robert A. Mancini            Vice President

Todd Mann                    Vice President

Silvia Manz                  Vice President

Russell B. Martin            Vice President

Nicola Meotti                Vice President

Yuji Mihashi                 Vice President

David Mitchell               Vice President

Thomas F. Monnerat           Vice President

Paul S. Moyer                Vice President

Juan Mujica                  Vice President

Jennifer A. Mulhall          Vice President

John F. Multhauf             Vice President

Robert D. Nelms              Vice President

Jamie A. Nieradka            Vice President

Alex E. Pady                 Vice President

David D. Paich               Vice President

Kimchu Perrington            Vice President

Jared M. Piche               Vice President

Jeffrey Pietragallo          Vice President

Joseph J. Proscia            Vice President

Damien Ramondo               Vice President

Carol H. Rappa               Vice President

Jessie A. Reich              Vice President

Lauryn A. Rivello            Vice President

Patricia A. Roberts          Vice President

Jennifer R. Rolf             Vice President

Claudio Rondolini            Vice President

Gregory M. Rosta             Vice President and
                             Assistant Secretary

Kristin M. Seabold           Vice President

Karen Sirett                 Vice President

John F. Skahan               Vice President

Orlando Soler                Vice President

Chang Min Song               Vice President

Daniel L. Stack              Vice President

Jason P. Stevens             Vice President

Peter Stiefel                Vice President

Sharon Su                    Vice President

Atsuko Takeuchi              Vice President

Scott M. Tatum               Vice President

Laura L. Tocchet             Vice President

Louis L. Tousignant          Vice President

Ming (Ming Kai) Tung         Vice President

Christian B. Verlingo        Vice President

Wendy Weng                   Vice President

Stephen M. Woetzel           Vice President

Chapman Tsan Man Wong        Vice President

Joanna Wong (Chun-Yen)       Vice President

Yoshinari Yagi               Vice President

Isabelle (Hsin-I) Yen        Vice President

Oscar Zarazua                Vice President

Martin J. Zayac              Vice President

Corey S. Beckerman           Assistant Vice President

Claudio Roberto Bello        Assistant Vice President

Roy C. Bentzen               Assistant Vice President

James M. Broderick           Assistant Vice President

Christopher J. Carrelha      Assistant Vice President

Daisy (Sze Kie) Chung        Assistant Vice President

Francesca Dattola            Assistant Vice President

Robert A. Fiorentino         Assistant Vice President

Friederike Grote             Assistant Vice President

Joseph Haag                  Assistant Vice President

Brian M. Horvath             Assistant Vice President

Sylvia Hsu                   Assistant Vice President

Isabelle Husson              Assistant Vice President

Joseph D. Kearney            Assistant Vice President

Charlie Kim                  Assistant Vice President

Junko Kimura                 Assistant Vice President

Aaron S. Kravitz             Assistant Vice President

Jim Liu                      Assistant Vice President

Mark J. Maier                Assistant Vice President

Matthew J. Malvey            Assistant Vice President

Rachel A. Moon               Assistant Vice President

Nora E. Murphy               Assistant Vice President

Charissa A. Pal              Assistant Vice President

Julie A. Parker              Assistant Vice President

Brian W. Paulson             Assistant Vice President

Pablo Perez                  Assistant Vice President

Anthony W. Piccola           Assistant Vice President

Tricia L. Psychas            Assistant Vice President

Mark A. Quarno               Assistant Vice President

Jennifer B. Robinson         Assistant Vice President

Richard A. Schwam            Assistant Vice President

Nicholas A. Semko            Assistant Vice President

Michael J. Shavel            Assistant Vice President

Chizu Soga                   Assistant Vice President

Michiyo Tanaka               Assistant Vice President

Miyako Taniguchi             Assistant Vice President

Laurence Vandecasteele       Assistant Vice President

Annabelle C. Watson          Assistant Vice President

Jeffrey Western              Assistant Vice President

William Wielgolewski         Assistant Vice President

Colin T. Burke               Assistant Secretary

      (c)   Not applicable.

ITEM 33.    Location of Accounts and Records.

            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrants Custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not applicable.

                                   SIGNATURES
                                   ----------


            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 19th day of March, 2013.


                                        ALLIANCEBERNSTEIN BOND FUND, INC.


                                        By: /s/ Robert M. Keith*
                                            --------------------
                                            Robert M. Keith
                                            President

            Pursuant to the requirements of the Securities Act of 1933, as amended this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      Signature                      Title                      Date
     ----------                     ------                     -----

1)    Principal Executive
      Officer:


      Robert M. Keith*              President and               March 19, 2013
      ----------------              Chief Executive
      Robert M. Keith               Officer


2)    Principal Financial
      and Accounting Officer:


      /s/ Joseph J. Mantineo        Treasurer and               March 19, 2013
      ----------------------        Chief Financial
          Joseph J. Mantineo        Officer


3)    Directors:

      John H. Dobkin*
      Michael J. Downey*
      William H. Foulk, Jr.*
      D. James Guzy*
      Nancy P. Jacklin*
      Robert M. Keith*
      Garry L. Moody*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*


      *By: /s/ Stephen J. Laffey                                March 19, 2013
           ---------------------
               Stephen J. Laffey
               (Attorney-in-fact)

                               Index to Exhibits
                               -----------------

Exhibit No.       Description of Exhibits
-----------       -----------------------


(a)(7)           Articles Supplementary to Articles of Incorporation

(a)(8)           Articles Supplementary to Articles of Incorporation

(d)              Investment Advisory Contract

(h)(4)           Form of Expense Limitation Undertaking

(i)              Opinion and Consent of Seward & Kissel LLP

(n)              Amended and Restated Rule 18f-3 Plan

Other Exhibits   Powers of Attorney